EXHIBIT 10.26


THIS LEASE is made the 15th day of December Two thousand (2000) Between SINPAC INVESTMENT PRIVATE LIMITED, a company incorporated in the Republic of Singapore and having its registered office at 111 North Bridge Road, #28-01/04 Peninsula Plaza, Singapore 179098, (hereinafter called "the Lessor" which expression shall where the context so admits include its successors assigns and the reversioner whether person, company or body corporate or incorporate for the time being entitled to the reversion immediately expectant on the determination of the term hereinafter created) of the one part and POPSTAR COMMUNICATIONS PTE LTD, a company incorporated in the Republic of Singapore and having its registered office at 133 New Bridge Road #25-04 Chinatown Point, Singapore 059413 (hereinafter called "the Lessee" which expression shall where the context so admits include the Lessee's successors, personal representatives and permitted assigns) of the other part.


WHEREBY IT IS AGREED as follows:-

1. In consideration of the deposit, rent, service charge and Lessee's covenants hereinafter reserved and contained the Lessor hereby demises unto the Lessee ALL THAT premises (hereinafter called "the Demised Premises") more particularly described in the Schedule hereto and being part of the building known as APEX TOWER, Singapore (hereinafter called "the Building") TOGETHER with (but to the exclusion of other liberties, easements, rights or advantages) :-

     (i) the right for the Lessee and others duly authorized by the Lessee (in common with the Lessor and all other persons entitled to the like right) of ingress and egress to and from the Demised Premises along and through the common entrances, landings, lifts, staircases, lobbies and passages of the Building, such rights being only so far as necessary and so far as the Lessor can lawfully grant;

     (ii) the right to use all drains, sewers, channels and water courses and water, telephone and electric conduits, mains, pipes, wires and cables or conducting media and all or any other services now or hereafter provided for the Demised Premises and made in, on or over the Demised Premises and the Building for the passage of water and sewerage from the water, electricity and other services to and from the Demised Premises, all such rights to be so far as is necessary for the use and enjoyment of the Demised Premises and in common with the Lessor and all others so authorized by the Lessor and all other persons so entitled thereto;

     (iii)the right for the Lessee and others duly authorized by the Lessee to use such toilet facilities in the Building as may be allocated to the Lessee by the Lessor from time to time with the right of access thereto but that such use shall be in common with the Lessor and all others so authorized by the Lessor and all other persons entitled thereto;

     (iv) the right for the Lessee and all others so authorized by the Lessee to enjoy the benefit of the air-conditioning system installed in the Building in common with the Lessor and all others so authorized by the Lessor and all other persons so entitled thereto;




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     EXCEPTING AND RESERVING :-

     (A) unto the Lessor, its Lessees, the occupiers for the time being of other parts of the Building and all others entitled thereto to the free and uninterrupted use, passage and running of gas, water, soil, electricity and other services from and to parts of the Building through and along all conduits, pipes, drains, channels, watercourses, sewers, wires, cables, flues, and other conducting media which are now or may hereafter during the term be in, through, under, over or above the Demised Premises;

     (B) unto the Lessor (acting by itself, its agents or any person authorized by it) by particular rights following namely :-

          (1) the right at any time but (except in case of emergency) only after prior notice to the Lessee to enter (or in an emergency to break and enter) into the Demised Premises in order to :-

               (i) inspect, maintain, clean, repair, amend, remove or replace with others the said pipes, wires and other conducting media;

               (ii) inspect and execute works in  connection  with any easements or services for the benefit of any part of the Building;

               (iii)view the  condition  of or execute  works upon any  adjacent premises in connection with which there is hereby reserved also unto the Lessor the right to build on or into any wall of the Demised Premises;

               (iv) exercise any of the rights possessed by the Lessor under the terms of this Lease, the person exercising any such rights as aforesaid making good all damage thereby caused to the Demised Premises;

          (2) the right to use or deal with any premises adjoining or near the Demised Premises or any part of the Building belonging to the Lessor in such manner as the Lessor may in its absolute discretion think fit notwithstanding that by so doing the access of light or air to the Demised Premises or any other liberty, easement, right or advantage belonging to the Lessee may thereby be diminished or interfered with or prejudicially affected (but not so as to interfere unreasonably with the Lessee's use and enjoyment of the Demised Premises);

          (3) the right to enter into the Demised Premises in times of emergency or during fire drills authorized by the Lessor and/or obtain access to any of the routes of escape in the Building (whether or not in existence at the date hereof).


     TO HOLD the Demised Premises unto the Lessee for a fixed term of two (2) years commencing on the 1st day of February 2001 to the 31st day of January 2003, both dates inclusive (hereinafter referred to as "the term") YIELDING AND PAYING therefor unto Lessor during the term and proportionately for any part of a month :-

     (i) the monthly rent of Singapore Dollars One Thousand Four Hundred Ninety One and Cents Sixty Only (S$1,491.60) (hereinafter called "the rent") plus Goods and Services Tax (hereinafter called G.S.T.) levied at Singapore Dollars Forty Four and Cents Seventy Five Only (S$44.75) for the Demised Premises; and



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     (ii) the monthly service charge of Singapore Dollars Two Hundred Twenty Six
          Only (S$226.00) plus G.S.T. levied at Singapore Dollars Six and Cents Seventy Eight Only (S$6.78) being the maintenance fees and/or the contributions levied by the Management Corporation for the time being of Strata Title No. 562 of the Building (hereinafter called "the Management Corporation") in respect of the Demised Premises and as the Lessor shall have to pay to the Management Corporation under the Lessor's covenants hereinafter contained.

     The rent and the service charges making a total sum of Singapore Dollars One Thousand Seven Hundred Seventeen and Cents Sixty Only (S$1,717.60) and G.S.T. levied at Singapore Dollars Fifty One and Cents Fifty Three Only (S$51.53) shall be paid as follows :-

     (i) The first payment calculated from the 1st day of February 2001 (hereinafter referred to as the Rent Commencement Date) to the 28th day of February 2001 shall be paid on or before the execution of this Lease;

     (ii) If the Rent Commencement Date does not coincide with the first day of the calendar month the second payment shall commence on the first day of the calendar month immediately following the Rent Commencement Date and shall be paid on or before the execution of this Lease;

     (iii)each subsequent payments shall be made on the first day of every succeeding month.

2.   The Lessee HEREBY COVENANTS with the Lessor as follows :-

     (1) To pay to the Lessor on or before the execution of this Lease and to maintain throughout the term a sum equivalent to three (3) month's rent and three (3) month's service charge by way of deposit as security for the due observance and performance by the Lessee of all and singular the several covenants and conditions on the part of the Lessee herein contained which deposit shall not be deemed to be or treated as payment of rent or service charge by the Lessee

          Provided Always that if the Lessee

          (i) shall duly carry on his/its tenancy under this Lease to the full expiry of the fixed term (failing which the said deposit shall be subject to forfeiture by the Lessor in full as of right without prejudice to its rights under this agreement.) and

          (ii) shall duly perform and observe the said covenants and conditions as aforesaid the Lessor shall repay the said deposit to the Lessee (free of interest) subject to any deductions by the Lessor for any breach or non-observance of any covenants and conditions on the Lessee's part herein contained and/or less all costs and expenses payable by the Lessee hereunder without prejudice to its rights under the agreement including but not limited to claiming loss and damages suffered by the Lessor as a result of breach or non observance of any covenants and conditions on the Lessee's part.



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          Provided  further  that in the event the rent  and/or  service  charge shall be increased the Lessee shall forthwith pay to the Lessor the difference between the equivalent of three (3) months' rent and/or three (3) months' service charge so increased and the original three
          (3) months' rent and three (3) months' service charge as additional security.

     (2)  To pay :

          (a) the rent, service charge payable or becoming payable and the G.S.T. leviable during the term of this Lease; and

          (b)  any and all interest becoming payable pursuant to this Lease,

          at the times and in the manner in which the same are herein expressed to be payable without any deduction.

     (3) In the event of any increase(s) in the maintenance fee and/or the contribution levied by the Management Corporation in respect of the Demised Premises the Lessee shall pay to the Lessor additional service charge plus additional G.S.T. leviable in each every month equal to such increase(s) in the maintenance fee and/or the contribution at the same time and in the same manner as hereinbefore provided for payment of the rent and service charge. The Lessor shall serve notice of any such increase and the Lessee shall pay the additional service charge plus additional G.S.T. leviable in accordance with the statement as to such increase annexed to the Lessor's notice, such statement to be certified by the Lessor's accountant and shall be accepted by the Lessee as final and conclusive and such increase shall take effect as from the date specified in the said notice.

          In the event of the imposition of any G.S.T. or other tax or levy by the Government after the date of this agreement on the rent or service charge or any other moneys payable by the Lessee to the Lessor under this agreement, to pay the amount of such tax or levy payable in respect of such rent, service charge or other moneys, and in the event of any dispute as to such amount, the certificate of the Lessor's accountant as to such amount shall be accepted as final.

     (4) To pay for all utilities and telephone charges. To pay or reimburse the Lessor for all rates, charges and the like (including any taxes) now or in the future imposed in respect of water, gas, electricity, and any other services supplied and metered separately to the Demised Premises and charged by the Public Utilites Board or other appropriate authority to the Lessee, and in the event such water, gas, electricity and any other services supplied to the Demised Premises are not metered separately to pay to the Lessor a proportionate part of the costs thereof, such proportion to be calculated by the Lessor and notified in writing to the Lessee, such notification shall be accepted by the Lessee as final and conclusive as to the amount payable by the Lessee. In the event of the Public Utilities Board or other appropriate authority responsible for the supply of electricity, gas, water and any other services supplied and used in the Building increasing the rates and/or charges therefor (including taxes thereon), to pay to the Lessor a proportionate part of such increased costs, such costs to be calculated by the Lessor and notified in writing to the Lessee, such notification shall be accepted by the Lessee as final and conclusive as to the amount payable by the Lessee. Provided Always that nothing herein contained shall render it obligatory on the part of the Lessor to install separate meters to measure the consumption of



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

          such services as aforesaid by the Lessee or to supply or cause to be supplied such services as aforesaid to the Demised Premises unless the Lessor expressly agrees to do so and the Lessee agrees to bear all the costs and expenses of such installation.

     (5) Subject to all approvals being obtained by the Lessee from the relevant government authorities to install at the Lessee's own cost and expense all electrical or other appliances including telephones and teleprinters (as the Lessee may require) in such a manner that the wires shall not run across the floor or ceiling or along the walls of the Demised Premises but shall be concealed and if running along the floor shall be concealed in the respective ducts in the underfloor trunking and all such works shall be carried out by workmen of or engaged by the Telecoms, Singapore or such other appropriate authority, or in the absence of such workmen, by a contractor appointed by the Lessee and approved by the Lessor.

     (6) That before the Lessee applies to the Telecoms, Singapore or other appropriate authority for the installation of telephones and/or teleprinters the Lessee shall submit for the approval of the Lessor its architect or its engineer a plan showing where the telephones and/or teleprinters are to be installed and if any underfloor trunking and/or accessories are required by the Lessee other than those (if any) already provided by the Lessor, the Lessor shall install such underfloor trunking and/or accessories and the Lessee shall bear the fees (if any) of the Lessor's architects or engineers for vetting and/or approving such plan. No wires shall be installed within the duct intended for the carriage of telephone wires and teleprinters respectively other than those installed by the Telecoms, Singapore or other appropriate authority or in the absence of such workmen, by a contractor appointed by the Lessee and approved by the Lessor.

     (7) To carry within the Demised Premises at the Lessee's own cost and expense all or any of the following works as the Lessee may consider necessary :-

          (a)  partitioning within the Demised Premises;

          (b)  installation  of  all  necessary  electrical  wiring,   conduits,
               fixtures and fittings (apart from those standard fixtures and fittings, if any, supplied and installed by the Lessor);

          (c)  all mechanical works of any kind whatsoever;

          (d) provision of carpets, tiles (vinyl or otherwise) and other floor covering or finishes of whatever kind;

          (e)  where  water or gas (if  any) is to be  supplied  to the  Demised
               Premises, installation of water and other pipes, apparatus, fittings, fixtures and all necessary plumbing; and

          (f) all alteration works relating to the existing ceiling, fixtures and fittings (if any) for lighting, air-conditioning and fire protection devices originally supplied and installed by the Lessor.

     (8) To cause such installations, partitioning and other works to be carried out in the Demised Premises in accordance with plans and specifications that shall have received the prior written approval of the Lessor, its architects or engineers and the



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

          relevant government and/or statutory authorities. Such installations, partitioning and other works shall only be effected :-

          (a) in the case of any mechanical, electrical, plumbing or air-conditioning works or installations including plumbing, installations of fire protection devices and installations of wiring, pipes, appliances, apparatus, fixtures and fittings, by a nominated contractor of the Lessor appointed by the Lessee;

          (b) in all other cases by a contractor appointed by the Lessee and approved by the Lessor,

          and in accordance with approved plans and specifications and under the supervision of an architect or engineer nominated by the Lessor and appointed by the Lessee and the completion thereof shall be subject to approval by the Lessor, its architects or engineers and the Lessee shall not make any additions, alterations or renovations to the said installations, partitions and other works except with the prior approval in writing of the Lessor, such approval not to be unreasonably withheld. The fees of any architect, engineer or other consultant employed by the Lessor for the purpose of considering, approving and supervising the plans, specifications, materials and all works carried out by the Lessee and all other costs, charges and expenses incurred by the Lessor in connection therewith shall be borne by the Lessee and paid by the Lessee to the Lessor on demand. No delay in carrying out and completing all or any of the installations, partitioning and other works (including installation of telephones and teleprinters) in or at the Demised Premises, whether caused by any governmental and/or statutory authorities or otherwise, shall be a ground for postponing the commencement of the term or relieve in any way the Lessee from the performance and observance of the covenants, conditions, stipulations or agreements herein contained and on the Lessee's part to be performed and observed.

     (9) Not to commit or permit waste and not to cut, remove, divide, damage or injure the Demised Premises or any part thereof or the ceilings, walls floors, principal girders or structure of the Demised Premises and the Building and not to make or permit to be made any alterations or additions that will prevent the full and unrestricted use and benefit of the air-conditioning system to other parts of the Building and not to make or permit to be made any alterations in or additions to the Demised Premises or any part thereof or to the Lessor's fixtures, fittings and decorations therein without having first obtained the written consent of the Lessor (such consent not to be unreasonably withheld) and upon such conditions as the Lessor may impose and in the event such consent is given to carry out at the Lessee's own cost and expense such alterations of additions and upon the expiration or sooner determination of the term if requested by the Lessor the Lessee shall remove at the Lessee's own cost and expense all such alterations in or additions to the Demised Premises whether constructed by the Lessee or by any previous lessees so as to restore the Demised Premises to its bare state and condition.

     (10) At the Lessee's own cost and expense to keep and maintain the interior of the Demised Premises including the flooring and interior plaster or other surface material or rendering on walls, ceilings and the Lessor's fixtures, fittings therein including without limiting the generality of the foregoing all doors, windows, locks, fastenings, electric wires and installations and fittings for light and power in a clean and good state of tenantable repair and condition (fair wear and tear excepted) and to



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          make good to the  satisfaction  of the Lessor  any damage or  breakage caused to any part of the Demised Premises and/or the Building and/or to the Lessor's fixtures and fittings by the transportation of the Lessee's goods or effects or as a consequence of any neglect or malicious act or default or negligence of the Lessee its employees, servants, contractors, agents, visitors, invitees or licenses and not to substitute or replace any external window to the Demised Premises and the Building but upon any window becoming damaged, broken or defective to give notice to the Lessor. The Lessee hereby agrees :-

          (a) to reimburse the Lessor the costs of replacing all windows broken or damaged by the negligence or malicious act or default of the Lessee or its employees, servant, contractors, agents, visitors, invitees or licensees;

          (b) to preserve and protect the fire detection and fire fighting installations and devices within the Demised Premises against possible damage or unauthorized interference and the Lessee shall and does hereby indemnify and hereby keeps indemnified the Lessor in full from and against all proceedings costs, claims and damages arising from all damage thereto;

          (c) to be wholly responsible for any damage or injury caused to any person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Demised Premises and to make good the same by payment or otherwise and the Lessee shall and does hereby indemnify the Lessor in full from and against all claims, demands, actions and legal proceedings whatsoever made upon the Lessor by any person in respect thereof.

     (11) To keep and maintain at the Lessee's own cost and expense the Demised Premises and every part thereof clean and in the fullest reasonable hygienic condition and to keep all pipes, drains, basins, sinks and water closets, if any, in the Demised Premises clean and unblocked, and to employ or continue to employ only the cleaning contractor(s) nominated by the Lessor to carry out the cleaning work in the Demised Premises including the cleaning of the windows thereof. Any cleaning contractor(s) employed by the Lessee for the purpose hereof shall be at the cost and expense and sole responsibility of the Lessee and the Lessor shall not be liable for any misconduct or negligence or default of such cleaning contractor(s).

     (12) To allow the person(s) for the time being responsible for the cleaning of the Building and his or their servants, workmen, employees, agents, contractors and sub-contractors, free ingress and egress to and from the Demised Premises for the purpose of cleaning the exterior of the windows thereof during business hours.

     (13) Forthwith to give notice to the Lessor or its building supervisor of any damage that may occur to the Demised Premises and of any damage, accident to or defects in the water pipes, gas, electrical wiring, air-conditioning ducts or any other fittings, fixtures or other facility provided by the Lessor.

     (14) (a) To permit the Lessor and/or the Management Corporation and its or their duly authorized agents with or without workmen and others and with or without appliances and materials at all reasonable times to enter upon the Demised Premises or any part thereof to examine the state and conditions thereof and to do such works and things as may be required for any repairs,



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               rectifications,   alterations  or  improvements  to  the  Demised
               Premises or any other part or parts of the Building; and

          (b) Forthwith to repair, mend and make good in a proper and workman like manner any defect for which the Lessee is liable and of which written notice shall be given by the Lessor to the Lessee or left on the Demised Premises and to pay the Lessor's costs of survey or otherwise in respect of the preparation of any such notice, and if the Lessee shall not within fourteen (14) days after the service of such notice proceed diligently with the execution of such repairs or works, then the Lessor may enter upon the Demised Premises and execute such repairs or works and the costs thereof shall be a debt due from the Lessee to the Lessor and shall be paid by the Lessee within seven (7) days of the Lessor notifying the Lessee of the amount thereof.

     (15) At all times to use and occupy the Demised Premises only as an office in connection with the Lessee's business and not for any other purpose.

     (16) Not to store or bring upon the Demised Premises or any part thereof arms, ammunition or unlawful goods, radio-active materials, gun-powders, salt-petre, chemicals, petrol, kerosene, gas or any goods or things which in the opinion of the Lessor are of an obnoxious, dangerous or hazardous nature or any explosive, inflammable or combustible substance and not to place or leave in the entrance of stairways, passages or corridors, lobbies or other common parts of the Building any boxes or rubbish or otherwise encumber the same Provided Always that if any combustible or inflammable materials are stored in the Demised Premises or any part thereof with the consent in writing of the Lessor any increase in the premium for fire or other insurance as may have been taken out by the Lessor shall be borne by the Lessee.

     (17) Not to use and not to permit to be used the Demised Premises or any part thereof for any unlawful or immoral purpose and not to do or permit to be done any act or thing which may be or become a nuisance, disturbance, inconvenience or annoyance to or give cause for reasonable complaint from the occupants of adjoining premises or of other parts of the Building or of other buildings adjoining the Building.

     (18) Not without the prior written consent of the Lessor to permit the vendors of food or drink or the servants or agents of such vendors to bring to or onto the Demised Premises or any part thereof or onto the Building or any part thereof food or drink for consumption by the occupiers or others in the Demised Premises save and except in the case of the contractor (if any) who has been given the right by the Lessor to provide a food and drink service for the occupiers of the Building.

     (19) Not to use the Demised Premises or any part thereof or permit the same to be used as a laboratory or as a workshop or for the cooking or the preparation or storage of food or to permit or suffer anyone to sleep reside therein, and to ensure that all doors of the Demised Premises are securely fastened and locked at all times when the Demised Premises are not occupied or remain unattended.

     (20) Not to cover or darken or obstruct or permit to be covered or darkened or obstructed in any manner or by any article or thing (other than curtains or blinds approved by the Lessor) the windows sky-lights or ventilating shafts or air inlets or outlets which reflect or admit light or enable air to flow into or out of the Demised Premises or any part of the Building and to keep the Demised Premises well and sufficiently lighted throughout the hours of business of the Building.

     (21) Not to permit or cause the placing or parking of bicycles, motor cycles or scooters, trolleys and other wheeled vehicles and/or the stocking, storage, placing, leaving or littering of goods or things in the common parts of the Building, the entrances, halls lobbies, staircases, corridors, passage-ways, pavements and the car parking areas and to keep all such internal and external parts of the Building clear and free of all obstruction at all times.

     (22) Not to permit or carry on any sale by auction in or upon the Demised Premises or any part of the Building.

     (23) Not to place or take into the passenger lifts of the Building any baggage, furniture, parcels, sacks, bags, heavy or bulky articles goods or merchandise without prior approval of the Lessor save only such light articles as brief-cases, attache cases and handbags and to use only the service lifts and the places in the Building designated by the Lessor for the transportation loading and unloading of furniture, equipments, machinery and other heavy or bulky articles, goods or merchandise.

     (24) Not to bring or allow to be brought onto the Demised Premises or any parts of the Building used in common with the Lessor other tenants and occupiers of the other parts of the Building any machines or machinery save and except typewriters and such other auxiliary office equipment as are required for the purpose of the Lessee's business and not at any time to bring, load or permit to suffer to be brought or loaded on any part of the floors of the Building or the Demised Premises any heavy machinery, cabinets, safes, equipments or goods with a weight greater than 2.5kn/sm and in no event shall any such machinery, cabinets, safes, equipment or goods be of such nature or size as to cause or in the opinion of the Lessor be likely to cause structural or other damage to the floor or walls or any part of the Demised Premises or any part of the Building and the Lessee shall when required by the Lessor distribute the load on any part of the floor of the Demised Premises in accordance with the directions and requirement of the Lessor and in the interpretation and application of the provisions of this sub-clause relating to loading the decision of the Surveyor, Architect or Engineer of the Lessor shall be final and binding upon the Lessee.

     (25) Not to erect, attach, affix, paint or otherwise exhibit or permit to be erected, attached, affixed, painted or otherwise exhibited to or upon any part or on the exterior of the Demised Premises or on or through the windows or doors thereof or in or about any part of the Building without the prior written consent of the Lessor any notices, signboard, announcement, placard, poster, advertisement, nameplate, flag, flagstaff, air-conditioning unit, or any other thing whatsoever save except the Lessee's nameplate or signboard of a size form and character as shall be approved in writing by the Lessor, such consent not to be unreasonably withheld. The costs for making the signboard shall be borne by the Lessee and placed at a spot to be indicated by the Lessor.

     (26) To keep the windows of the Demised Premises closed at all times and not to erect or install any sign, device, furnishing, ornament or object which is visible from outside the Demised Premises or the street or from any other building and which, in the opinion of the Lessor, is incongruous or unsightly or may detract from the general appearance of the Building.

     (27) To install and maintain at the Lessee's own cost and expense at all times curtains/blinds of the type and colour approved by the Lessor in writing for all the windows of the Demised Premises and save as aforesaid, not to install or cause to be installed any blinds, shades, awnings, window ventilators, air-conditioners and other similar fittings or fixtures in or upon the Demised Premises and visible from outside the Demised premises.

     (28) Not to assign, underlet or otherwise part with possession of the Demised Premises or any part thereof for any term whatsoever or whereby any person, company or body corporate or incorporate not a party to this Lease obtains the use or possession of the Demised Premises or any part thereof irrespective or whether or not rental or other consideration is paid or given for such use or possession without the previous consent in writing of the Lessor and such consent if given may be on conditions as the Lessor in its absolute discretion may impose and all such conditions shall be complied with at the Lessee's own cost and expense and the Lessee shall ensure that every assignment or underlease or sharing shall include a similar form all the covenants, conditions, stipulations or agreements herein contained and on the Lessee's part to be performed and observed.

     (29) Not to do or permit or suffer to be done anything whereby the policy or policies of insurance effected by the Lessor and/or the Management Corporation on the Demised Premises and the Building against loss or damage by fire or other risks may become void or voidable or whereby the rate of the premium thereof may be increased and to make good all damage suffered by the Lessor and to repay to the Lessor all sums paid by the Lessor by way of increased premiums and all expenses incurred by the Lessor in or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant.

     (30) The Lessee shall and does hereby indemnify and keep indemnified in full the Lessor from and against :-

          (a) all claims, demands, writs, summons, actions, suits, proceedings, judgments orders, decrees, damages, costs, losses and expenses of any nature whatsoever in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrences in upon or at the Demised Premises or the use of the Demised Premises or any part thereof or any act or deed or breach by or omission or negligence or default to of the Lessee or the Lessee's employees, servants, contractors, agents, visitors, invitees or licensees;

          (b) all claims, demands writs, summons, actions, suits, proceedings, judgments, orders, decrees, costs, expenses, losses and damage of any nature whatsoever (including all loss and damage to the Demised Premises, the Building and all property therein) which the Lessor may suffer or incur arising from or caused directly or indirectly by the Lessee, the Lessee's employees, servants, contractors, agents, visitors, invitees or licensees including but without limiting the generality of the foregoing arising from or caused directly or indirectly by the use or misuse, waste or abuse of water, gas or electricity or faulty fittings or fixtures of the Lessee.

     (31) [To effect and keep current at all times during the term and during period of holding over an adequate public liability insurance policy (which shall be taken out with an insurance company approved by the Lessor) for an amount not less than Singapore Dollars One Million (S$1,000,000.00) in respect of the Demised Premises;

          and to produce to the Lessor on demand the said policies and the receipts for payment of premium in respect thereof.] (THE PROCEEDING BRACKETED PORTION STRUCK OUT IN ORIGINAL.)

     (32) At all times during the term to comply with promptly and at the Lessee's own cost and expense all such requirements as may be imposed on the occupier of the Demised Premises by any ordinance, Act of Parliament or statute now or hereafter in force and any bye-laws, orders, rules, regulations, requirements and notices thereunder and the Lessee shall and does hereby indemnify and hereby keep indemnified the Lessor in full from and against all claims, liabilities, fines, penalties or other expenses of whatever nature which may fall upon or be incurred or suffered by the Lessor by reason of any non-compliance of the Lessee.

     (33) Should the Lessee receive any notice, order, requisition or direction from Government or any competent, statutory, public or municipal authority with respect to the Demised Premises to give notice and full particulars thereof forthwith in writing to the Lessor.

     (34) To observe and perform and to cause all the Lessee's employees, servants, contractors, agents, visitors, invitees and licensees to observe and perform all the rules and regulations made by the Lessor and/or the Management Corporation from time to time under Clause 4(6) hereof Provided Always that the Lessor and the Management Corporation shall not be liable to the Lessee in any way for violation of such rules and regulations by any person including other tenants or occupiers of the Building or the employees, servants, contractors, agents, visitors, invitees or licensees thereof.

     (35) At the expiration or sooner determination of the term (unless renewed) to yield up the Demised Premises with the fixtures and fittings thereof (other than such Lessee's trade fixtures as shall belong to the Lessee), unless required by the Lessor to be removed, in good and tenantable repair and condition (fair wear and tear excepted) to the Lessor together with all locks and keys to the Demised Premises and all doors therein, and if so required by the Lessor to remove all or any of the letterings, internal partitions, fittings, fixtures and installations of the Lessee and/or any other previous Lessee/owner of the Demised Premises which are present at the Demised Premises at the commencement of this Lease, as are specified by the Lessor, from the Demised Premises and to reinstate all air-conditioning installations or other electrical installations to their original state to the satisfaction of the Lessor, its architect, engineer or consultant. Such removal and/or reinstatement shall be carried out :-

          (a) in the case of any mechanical, electrical, plumbing or air-conditioning works or installations mentioned in Clause 2(8)(a) hereof, by a nominated contractor of the Lessor appointed by the Lessee;

          (b) and in all other cases, by a contractor appointed by the Lessee and approved by the Lessor;

          Such removal and/or reinstatement shall be carried out under the supervision of the Lessor's architect, engineer or consultant and the Lessee shall pay for all fees and expenses (if any) of such architect, engineer or consultant. All damage done to the Demised Premises by such removal and/or reinstatement shall be made good by the Lessee on or prior to the expiration or sooner determination of the term and if the Lessee shall fail to do so the Lessor may make good all such damage at the Lessee's cost and expense. All cost and expense incurred by the Lessor in such removal or disposal or in making good such damage shall be paid by the Lessee to the Lessor within seven (7) days of the Lessor notifying the Lessee of the amount thereof. Provided always that a statement by the Lessor of the cost and expenses incurred by the Lessor in carrying out any of the aforesaid works shall be final and binding on the Lessee.

     (36) To redecorate the Demised Premises to the satisfaction of the Lessor's architect, engineer or consultant for the time being immediately prior to the expiration or sooner determination of the term (unless renewed) and if the Lessee shall fail to redecorate the Demised Premises as aforesaid the Lessor may redecorate the Demised Premises and recover from the Lessee the cost and expense of such redecoration together with such rents, service charges and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which such redecoration is effected by the Lessor been added to the term provided that such period to be added by the Lessor shall not exceed fifteen (15) days and the Lessee shall forthwith pay such costs of redecoration and rents and service charges to the Lessor upon the Lessor notifying the Lessee of the amount thereof. For the purpose hereof the term "redecorate" shall include but not limited to the washing of the whole of the interior of the Demised Premises, the painting of oil paint or emulsion paint or other appropriate treatment of all of the internal parts of the Demised Premises previous so treated respectively, and the replacing of all ceilings and floor tiles which in the opinion of the Lessor's architect, engineer or consultant for the time being are worn out fair wear and tear excepted or damaged and in need of replacement and also the removal and disposal of the Lessee's rubbish and debris from the Demised Premises and the Building.

     (37) To pay all legal fees (including the Lessor's solicitors' charges on a solicitor and client basis) stamp duty and all other disbursements and out-of-pocket expenses incurred in the preparation and completion of this Lease, and in connection with any assignment, sub-letting or surrender or other termination thereof otherwise than by effluxion of time and any claim or legal proceedings which may be brought by the Lessor against the Lessee in connection with or arising out of this Lease, and all costs and expenses (including the Lessor's solicitors' costs) and surveyor's fees incurred by the Lessor of and incidental to the service of all notices relating to want of repair to the Demised Premises and whether served during or after the expiration or sooner determination of the term (but relating in all cases to such want of repair that occurred not later than the expiration or sooner determination of the term).

     (38) Not to change or in any way vary the existing entrance door provided or approved by the Lessor for access to the Demised Premises and not to install locks, bolts or other fittings to the said entrance door additional to those supplied or approved by the Lessor or in any way to cut or alter the said entrance door.

     (39) Not to use or permit to be used in the Demised Premises or any part thereof any heating or cooking devices or any other devices or machines which may interfere with the efficient running of the air-conditioning system, lift system, lighting or power system or any other electrical system or apparatus in the Building.

     (40) Not to :-

          (a) throw, place or allow to fall or cause or permit to be thrown or placed in the light areas, lift shafts, toilets or other conveniences in the Building any sweepings, rubbish, rags, waste paper or other similar substances, and on demand to pay to the Lessor the costs of repairing any damage to such light areas, lift shafts, toilets or other conveniences arising therefrom;

          (b) put into any refuse chute any large or bulky items or articles which are likely to cause any blockage therein.

     (41) Not to affix or caused to be affixed any alarm system door bells hidden cameras or any other devices in or around the Demised Premises without first obtaining the written consent of the Lessor. In default thereof the Lessor shall cause same to be removed and put right at the expense of the Lessee.

     (42) Not to tout or permit its servants or agents to tout or use freelance touts in the common areas of the Building.

     (43) To take all reasonable precautions to keep the Demised Premises free of rodents, vermin, insects, pests and animals.


3.   The Lessor HEREBY COVENANTS with the Lessee as follows :-

     (1) So far as practicable and subject always to Clause 4(12) hereof and to the decisions of the Management Corporation, to provide for :-

          (a) air-conditioning services during the hours of 8.00am to 6.00pm on weekdays and 8.00am to 1.00pm on Saturdays (Sundays and Gazetted Public Holidays excepted);

          (b) lift services available for use by the Lessee and the Lessee's employees and visitors, between the hours of 8.00am to 6.00pm on weekdays and 8.00am to 1.00pm on Saturdays (Sundays and Gazetted Public Holidays excepted) Provided Always that at all other times the Lessor will endeavor to keep one or more lifts in operation but nothing contained herein shall impose on the Lessor any obligation so to do;

          (c)  electricity   for  the  lighting  of  the  passages,   corridors,
               staircases, water-closets and other common parts of the Building;

          (d) water for the common water-closets and toilet facilities in the Building Maintenance Fees

     (2) To pay the maintenance fees and/or the contributions levied by the Management Corporation in respect of the Demised Premises for purpose of control, management and administration of the common property of the Building and towards defraying expenses and outgoings of the Management Corporation including the provision by the Management Corporation of cleaning, lighting, upkeep, maintenance or repair of any common parts of the Building and maintenance, upkeep and operation of services and amenities supplied or used in the Building.

     (3) To pay all present and future rates, taxes, assessments and outgoings imposed upon or in respect of the Demised Premises or any part thereof save and except such as are agreed to be paid by the Lessee under this Lease.

     (4) To insure and keep insured the Demised Premises (excluding fittings and fixtures installed by the Lessee) against loss or damage by fire or such other risks as the Lessor may deem fit at the Lessor's absolute discretion. Provided Always the Lessor shall not be under any obligation whatsoever to insure or keep insured the Demised Premises against damage as aforesaid where the Management Corporation has insured the Building (including the Demised Premises) against damage by fire and/or other risks.

     (5) That the Lessee paying the rent and service charge hereby reserved and performing and observing the several covenants and conditions herein contained and on the Lessee's part to be performed and observed shall peaceably hold and enjoy the Demised Premises during the term without any interruption from the Lessor or any person lawfully claiming under or in trust for the Lessor.


4.   PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows :-

     (1) If the rent hereby reserved and/or service charge and/or interest and/or any moneys or any part thereof covenanted to be paid under this Lease shall at any time be unpaid for fourteen (14) days after the same shall have become due (whether formally demanded or not) or if any covenant or condition on the Lessee's part herein contained shall not be performed or observed or if the Lessee being a company shall go into liquidation whether voluntarily (save for the purpose of amalgamation or re-construction) or compulsorily or a receiver shall be appointed of its undertaking, property or assets, or being an individual shall have a receiving order or adjudication order made against the Lessee or if the Lessee shall make any arrangement with creditors for liquidation of the Lessee's debts by composition or otherwise or if any distress execution or attachment shall be levied on upon or issued against the Demised Premises or the contents thereof or any of the property or assets of the Lessee then and in any one of the said cases it shall be lawful for the Lessor or its agents forthwith at any time thereafter to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon the term shall forthwith and absolutely cease and determine but without prejudice to any right and remedies of the Lessor in respect of any rent and/or service charge or of any antecedent or subsisting breach of the Lessee's covenants and conditions herein contained.

     (2) In addition and without prejudice to any other right, power or remedy of the Lessor if the rent and/or the service charge hereby reserved or any part thereof or other monies due to the Lessor under the provisions of this Lease shall at any time remain unpaid for fourteen (14) days after the same shall have become due (whether formally demanded or not) the Lessee shall pay to the Lessor interest thereon from the date on which such rent and/or service charge and/or other monies fall due for payment to the date on which the same are paid to day basis at the rate of one per cent (1%) per month of the amount outstanding and owing. The Lessor shall be entitled to recover such interest from the Lessee as if such interest were rent in arrears.

     (3) The Lessee shall accept as final and conclusive the floor area of the Demised Premises as specified in this Lease.

     (4) The Lessor shall at all times and in all cases have the power to prescribe the weight and proper position of all iron or steel safes and other heavy machinery and equipment, articles or goods of whatsoever kind in the Demised Premises. Any damage caused to the Demised Premises or any part thereof or the Building or any part thereof by the Lessee or by anyone on the Lessee's behalf while in the process of or as a result of or connection with taking or moving safes, machinery equipment, furniture, goods and other articles shall be made good by the Lessee at the Lessee's own cost and expense or if made good by the Lessor shall be recoverable by the Lessor from the Lessee. The Lessee shall when called upon by the Lessor forthwith reimburse the Lessor the costs incurred by the Lessor for the said damage.

     (5) The Lessor shall so far as practicable keep the main doors of the Building open so as to provide the Lessee's employees and visitors uninterrupted access Subject Always to the closure of the main doors of the Building at such times as the Lessor and/or the Management Corporation in its or their own discretion shall think fit as may be promulgated in the rules and regulation in respect of the maintenance and administration of the Building.

     (6) The Lessor and/or the Management Corporation shall have the right at any time and from time to time to make, add to, amend, cancel or suspend any rules and regulations in respect of the Building as in the judgment of the Lessor and/or the Management Corporation may at any time or from time to time be required for the management, safety, care and cleanliness of the Building and/or for the preservation of good order therein and/or for the convenience of tenants and occupiers of the Building and all such rules and regulation are deemed to form part of this Lease and shall bind the Lessee upon and from the date on which notice in writing thereof is given by the Lessor and/or the Management Corporation to the Lessee. Where there is any inconsistency or conflict between the provisions of this Lease and the provisions of such rules and regulations the provisions of this Lease shall prevail.

     (7) If the Demised Premises or any part thereof shall any time during the term be damaged or destroyed by fire, act of God or other cause beyond the control of the Lessor so as to render the Demised Premises or any part thereof unfit for occupation and use except where insurance monies are rendered irrecoverable in consequence of such damage or destruction caused by the act or default or negligence of the Lessee, the Lessee's employee(s), servant(s), contractor(s), agent(s), visitor(s), invitee(s) or licensee(s) the rent and service charge hereby covenanted to be paid or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises or such part thereof shall again be rendered fit for occupation and use, and any dispute concerning this sub-clause shall be determined by a single arbitrator in accordance with the Arbitration Act (Cap. 10) or any statutory modification or re-enactment for the time being in force. Provided

          Always the Lessor may in its absolute discretion decide that the Demised Premises are so badly damaged that the Demised Premises need to be demolished and rebuilt. In such an event the Lessor may within ninety (90) days after such damage has been sustained give notice to the Lessee in writing of such decision and thereupon the term shall forthwith absolutely cease and determine and the Lessee shall (if still in occupation) forthwith vacate the Demised Premises without compensation from the Lessor. Provided further that any insurance moneys payable in respect of such damage or destruction shall be wholly the property of the Lessor and that the Lessee shall have no claim upon such insurance moneys.

     (8) Notwithstanding anything herein contained, the Lessor shall have the right at all times to refuse access to the Building or otherwise control such access in respect of any person whose presence in the Building might in the judgment of the Lessor be prejudicial to the safety, character, reputation and interest of the Building and its tenants.

     (9) Any indulgence or extension of time granted by the Lessor to the Lessee and/or any oversight by the Lessor shall not operate as a waiver of the Lessor's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance of the Lessee's covenants and conditions herein contained or so as to defeat or affect in any way the rights of the Lessor herein in respect of any such continuing or subsequent default breach or non-observance or non-performance.

     (10) Any consent or waiver expressed or implied or given by the Lessor to or of any on breach of covenant, condition or duty of the Lessee shall be construed and shall operate as a waiver or consent only for the particular to which it relates and shall not in any way be construed or operate as a consent or waiver or release of another breach of the same nature or any of the other covenant conditions or provisions thereof, nor shall it be construed as dispensing with the necessity of obtaining specific written consent of the Lessor in future (unless expressly so extended) and any such consent or waiver shall not prejudice in any way the right, powers and remedies of the Lessor.

     (11) The Lessee hereby agrees to occupy, use and keep occupied the Demised premise at the sole risk of the Lessee and hereby releases the lessor, its agents, servants, contractors, invitees, employees and licensees from all claims and demands of every kind for or in respect of or resulting or arising from any breakage, leakage, happening, accident, damage, loss or injury or whatever nature in the Demised Premises suffered or incurred or sustained by the Lessee (whether to or in respect of the Lessee's property) or the Lessee's agents, servants, contractors, invitees, visitors, employees and licensees and the Lessee hereby agrees that the Lessor its agents, servants, contractors, invitees, employees and licensees shall have no responsibility or liability whatsoever for or in respect or resulting or arising from any such breakage, leakage, happening, accident, damage, loss or injury.

     (12) Notwithstanding anything herein contained in this Lease the Lessor shall not be liable to the Lessee, nor shall the Lessee have any claim against the Lessor in respect of :-

          (a) any interruption in any of the services and/or amenities provided by the Management Corporation and/or the Lessor in or to the Demised Premises, the Building and/or for the consumption, use or benefit of the Lessee by reason of any repair or maintenance of any installations or apparatus or damage thereto or destruction thereof by fire water, riot, act of God or other cause beyond the Lessor's control or by reason or mechanical or other defect or break-down or other inclement conditions or shortage of manpower, fuel, material, electricity or water or by reason of labour disputes;

          (b)  any act,  omission,  default,  misconduct  or  negligence  of any
               watchman,   porter   attendant  or  other  servant  or  employee,
               contractor or agent of the Lessor and/or the Management Corporation in or about the performance or purported performance of any duty or obligation of the Lessor under this Lease or relating to the provision of any services and/or amenities;

          (c) any damage, injury or loss arising out of the leakage of the piping, wiring and sprinkler system in the Building and/or the structure of the Building and/or any premises (including the Demised Premises) in the Building.

     (13) The Lessor and/or the Management Corporation shall have the right at any time without the same constituting an actual or constructive eviction of the Lessee, and without incurring any liability to the Lessee, to change the arrangement, and/or location of entrances, passage-ways, doorways, corridors, landings, staircases, lobbies lifts, toilets or any public or common parts of the Building, or any services, or apparatus serving the Building and to change the name, number or designation by which the Building is known and the Lessor shall not be liable in damages or otherwise to the Lessee or be made a party to any proceedings in respect of any of the matters herein contained in this sub-clause.

     (14) In the event this Lease if not renewed to permit the Lessor at anytime during the last three (3) months of the term (if the Lessor so desires) to affix or exhibit and to retain without any interference from the Lessee or any other persons upon any suitable parts of the Demised Premises (but not so as materially to interfere with the access of light and air to the Demised Premises) and/or outside the Demised Premises or on the doors thereof a notice or notices stating that the Demised Premises will be vacant and will be available for letting and the Lessee shall permit all prospective tenants of the Demised Premises accompanied by a representative or agent of the Lessor free ingress to and egress from the Demised Premises at all reasonable times for the purpose of viewing the Demised Premises.

     (15) Nothing herein contained in this Lease shall confer on the Lessee any right to enforce any covenant, agreement, condition, stipulation or provision relating to any other portions of the Building or limit or affect the right of the Lessor to deal with the same. The Lessor reserves the right to impose and vary any terms and conditions in respect thereof in any manner as the Lessor shall reasonably think fit.

     (16) The Lessor shall at the written request of the Lessee made not less than six (6) months before the expiration of the term and if there shall not at the time of such request be any subsisting breach or non-observance of any of the covenants and conditions on the part of the Lessee herein contained and at the Lessee's own cost and expense grant to the Lessee a further term in respect of the Demised Premises subject to the following conditions :-

          (a) such further term shall be for a period of two (2) years at a rent to be agreed within the time stipulated under sub-clause (b) of this Clause but otherwise subject to the like covenants and conditions as are herein contained in this Lease with the exception of this provision for renewal;

          (b) such further term shall be at a rent to be agreed upon between the parties hereto not less than three (3) months before the expiration of the term of the Lease; and

          (c) the Lease (in duplicate) in respect of such further term must be signed by the Lessee at a date not less than two (2) months before the expiration of the term of this Lease. For avoidance of any doubt, there shall not be any binding lease agreement in respect of a further term until the execution of the Lease for the further terms.

               PROVIDED ALWAYS in the event of failure by the parties hereto to reach agreement as to the rent within the period stipulated in sub-clause (b) above and/or failure on the Lessee's part to sign the Lease for such further term within the period stipulated in sub-clause (c) above then this option shall immediately lapse and the Lessor shall be absolutely free of all obligations whatsoever to grant to the Lessee such further term.

     (17) The Lessor does not expressly or impliedly warrant that the Demised Premises are now or will remain suitable or adequate for all or any of the purposes of the Lessee and all warranties (if any) as to the suitability or adequacy of the Demised Premises implied by law are hereby expressly negative.

     (18) The covenants, conditions and provisions herein cover and comprise the whole of the agreement between the parties hereto and/or their appointed agents and the parties hereto appointed agents and the parties hereto expressly agree and declare that no further or other covenants, conditions or provisions whether in respect of the Demised Premises or otherwise shall be deemed or be implied herein to arise between the parties hereto by way of collateral or other agreement by reason of any promise, representation, warranty or undertaking given or made by either party hereto to the other on or prior to the execution hereto and the existence of any such implication or collateral or other agreement is hereby negative.

     (19) Any notice under this Lease shall be in writing. Any notice or other document in writing required to be served, delivered or given under this Lease to the Lessee shall be sufficiently served, delivered or given if left addressed to the Lessee on the Demised Premises or sent to the Lessee by registered post or left at the Lessee's last known address in Singapore and any notice or other document in writing required to be served, delivered or given under this Lease to the Lessor shall be sufficiently served delivered or given if sent by registered post to the Lessor's place of business in Singapore and/or the Lessor's registered address.

     (20) In this Lease unless there is something in the subject or context inconsistent therewith the expressions "the Lessor" included the successors assigns and reversioner whether person company or body corporate or incorporate for the time being entitled to the reversion immediately expectant on the determination of the term and "the Lessee" includes the Lessee's successors personal representatives and permitted assigns and words importing the singular number or the masculine gender include the plural number or the feminine gender and vice versa and where two or more persons are included in the expression "the Lessee" all covenants and conditions shall be binding on them jointly and severally and the expression "the Management Corporation" shall mean the Management Corporation for the time being of the Strata Title No. 562, APEX TOWER, Singapore.

AS WITNESS the hands of the parties hereto the day and year first above written.


THE SCHEDULE ABOVE REFERRED TO
------------------------------

ALL the office unit on the 22nd Storey of the Building known as APEX TOWER, Singapore 079905 containing an approximate floor area of 452 square feet which said unit is shown edged red on the plan annexed hereto and is known as 70 Anson Road #22-05 Apex Tower Singapore 079905.



SIGNED BY                           ) SINPAC INVESTMENT PRIVATE LIMITED
for and on behalf of the            ) /s/ Ivan Chan
Lessor in the presence of :-        ) Ivan Chan, Authorised Signature
    Joan Toli


SIGNED BY                           )  POPSTAR COMMUNICATIONS PTE. LTD.
for and on behalf of the            )  /s/ John McDermott
Lessee in the presence of :-        )  on behalf of Thompson Chu, Director
    Cheng Siew Eng